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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20509


                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                               February 12, 2001
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)


                           LIQUITEK ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Nevada                     2-99110-NY                91-1499978
(State or other juris-         (Commission File No.)       (IRS Employer ID No.)
diction of incorporation)


                              1350 Draper Parkway
                               Draper, Utah 84020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (801) 553-8753
                         (REGISTRANT'S TELEPHONE NUMBER)

                           Liquitek Enterprises, Inc.
                              12226 South 1000 East
                               Draper, Utah 84020
                         (FORMER NAME OR FORMER ADDRESS)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     There have been the following changes to this Item that was contained in the 8-K Current Report of the Company dated February 12, 2001:

     (a)  Financial Statements of Business Acquired.

          Audited Consolidated Financial Statements for Distech Limited and Subsidiary for the years ended March 31, 2000, and March 31, 1999. (See Exhibits.)

          Unaudited Consolidated Financial Statements for Distech Limited and Subsidiary for the nine-month periods ended December 31, 2000, and December 31, 1999. (See Exhibits.)


     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Combined Financial Statements of Liquitek Enterprises, Inc. and Subsidiaries as of and for the year ended December 31, 2000. (See Exhibits.)

     (c)  Exhibits.

          (1) Audited Consolidated Financial Statements for Distech Limited and Subsidiary for the years ended March 31, 2000, and March 31, 1999:

               -    Independent Auditors' Report
               -    Consolidated Balance Sheets
               -    Consolidated Statements of Operations and Comprehensive Loss
               -    Consolidated Statements of Stockholders' Deficit
               -    Consolidated Statements of Cash Flows
               -    Notes to Consolidated Financial Statements

          (2) Unaudited Condensed Consolidated Financial Statements for Distech Limited and Subsidiary as of and for the nine-month periods ended December 31, 2000, and December 31, 1999:

               -    Consolidated Balance Sheets
               -    Consolidated Statements of Operations and Comprehensive Loss
               -    Consolidated Statements of Cash Flows
               -    Notes to Unaudited Consolidated Financial Statements

          (3) Unaudited Pro Forma Combined Financial Statements of Liquitek Enterprises, Inc. and Subsidiaries, as of and for the year ended December 31, 2000.


               - Unaudited Pro Forma Combined Balance Sheet as of December 31, 2000.
               - Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2000
               -    Notes to Unaudited Pro Forma Combined Financial Statements

     All other portions of the previously filed 8-K remain unchanged.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LIQUITEK ENTERPRISES, INC.


Date: April 27, 2001                    By: /s/ Culley W. Davis
                                            ----------------------------
                                            Culley W. Davis,
                                            Chairman of the Board of Directors